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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ---------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                                 June 30, 2004
                                 Date of Report
                       (Date of earliest event reported)


                            MAN SANG HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)


           Nevada                        000-20877                87-0539570
(State or other jurisdiction       (Commission File No.)        (IRS Employer
     of incorporation)                                       Identification No.)


         21st Floor, Railway Plaza, 39 Chatham Road South, Tsimshatsui,
              (Address of principal executive offices) (Zip Code)


                                (852) 2317 5300
              (Registrant's telephone number, including area code)

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ITEM 4 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

One June 30, 2004, the Audit Committee of the Board of Directors of Man Sang Holdings, Inc. (the "Company") engaged of Moores Rowland Mazurs as the Company's independent auditor to audit its financial statements for the fiscal year ending March 31, 2005.

During the fiscal years ended March 31, 2004 and 2003 and the subsequent interim period through June 30, 2004, the Company did not consult with Moores Rowland Mazurs regarding any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 7, 2004

                                            By:  /s/ CHENG Tai Po
                                                 -----------------------------
                                                 CHENG Tai Po
                                                 Vice Chairman of the Board